Exhibit 10.2

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into on December 22, 2023, by and between Screaming Eagle Acquisition Corp., a Cayman Islands exempted company (“SEAC”), SEAC II Corp., a Cayman Islands exempted company and a wholly-owned subsidiary of SEAC (as such entity exists on the date hereof and as it is continued and amalgamated as described below, as applicable, “PubCo”), Lions Gate Entertainment Corp., a British Columbia corporation (“Lionsgate”), and the undersigned subscriber (“Subscriber”).

RECITALS

WHEREAS, concurrently with the execution of this Subscription Agreement, SEAC is entering into a Business Combination Agreement with, among other parties, Lionsgate, LG Orion Holdings ULC, a British Columbia unlimited liability company and a wholly-owned subsidiary of Lionsgate (“Target”), PubCo, SEAC MergerCo, a Cayman Islands exempted company and wholly-owned subsidiary of PubCo (“MergerCo”), 1455941 B.C. Unlimited Liability Company, a British Columbia unlimited liability company and a wholly-owned subsidiary of SEAC (“New BC Sub”), and LG Sirius Holdings ULC, a British Columbia unlimited liability company and a wholly-owned subsidiary of Lionsgate (“Studio HoldCo”), pursuant to which, and subject to the terms and conditions set forth therein, among other things, (i) SEAC will merge with and into MergerCo, with MergerCo surviving the merger as a wholly-owned subsidiary of PubCo (the “SEAC Merger”), (ii) following the SEAC Merger, each of PubCo and MergerCo will transfer by way of continuation from the Cayman Islands to British Columbia in accordance with the Cayman Islands Companies Act (as revised) and continue as a British Columbia corporation in accordance with the applicable provisions of the Business Corporations Act (British Columbia) (the “Continuation”), (iii) following the Continuation, MergerCo will amalgamate with New BC Sub and the resulting corporate entity will amalgamate with PubCo (collectively, the “SEAC Amalgamation”), and (iv) following the SEAC Amalgamation, PubCo will amalgamate with Target (the “Target Amalgamation” and, together with the SEAC Amalgamation, the “Amalgamations”) (such agreement, as amended, supplemented, restated or otherwise modified from time to time, the “Business Combination Agreement” and the transactions contemplated by the Business Combination Agreement, the “Transaction”);

WHEREAS, Subscriber desires to subscribe for and purchase from PubCo, immediately following the Amalgamations, that number of common shares, without par value, of PubCo (the “PubCo Common Shares”), set forth on the signature page hereto (the “Subscribed Shares”), for a purchase price per share equal to $9.63 (the “Per Share Price”), and PubCo desires to issue and sell to Subscriber, immediately following the Amalgamations, the Subscribed Shares in consideration of the payment, by or on behalf of Subscriber to PubCo, for the aggregate purchase price set forth on its signature page hereto (the “Purchase Price”);

WHEREAS, concurrently with the execution of this Subscription Agreement, SEAC and PubCo are entering into subscription agreements (the “Other Subscription Agreements”) with certain other investors (the “Other Subscribers,” and together with Subscriber, the “Subscribers”) acquiring PubCo Common Shares at the same Per Share Price; and

WHEREAS, pursuant to this Subscription Agreement and the Other Subscription Agreements, Subscriber and the Other Subscribers collectively have agreed to purchase on the closing date of the Transaction (the “Transaction Closing Date”) an aggregate of up to [•] PubCo Common Shares, each at the Per Share Price.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

AGREEMENT

1. Subscription. On the terms and subject to the conditions hereof, at the Closing (as defined below), Subscriber hereby subscribes for and agrees to purchase from PubCo, and PubCo hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price by or on behalf of Subscriber to PubCo, the Subscribed Shares (such subscription and issuance, the “Subscription”).

2. Closing.

(a) The consummation of the Subscription (the “Closing”) shall occur on the Transaction Closing Date, immediately following the Amalgamations and the satisfaction or waiver of the conditions set forth in this Section 2.

(b) At least five (5) Business Days before the anticipated Transaction Closing Date, PubCo shall deliver or cause to be delivered written notice to Subscriber (the “Closing Notice”) specifying (i) the anticipated Transaction Closing Date and (ii) the wire instructions for delivery of the Purchase Price. No later than three (3) Business Days prior to the anticipated Transaction Closing Date as set forth in the Closing Notice, Subscriber shall deliver to PubCo (A) the Purchase Price in cash via wire transfer to the account specified in the Closing Notice (which cash shall be held in a non-interest bearing escrow account for the benefit of the Subscribers until the Closing), and (B) such information as is reasonably requested in the Closing Notice in order for PubCo to issue the Subscribed Shares to Subscriber at the Closing including, without limitation, the legal name of the person in whose name the Subscribed Shares are to be issued and a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8. PubCo shall deliver to Subscriber (i) at the Closing, the Subscribed Shares in book entry form, free and clear of any liens or other restrictions (other than those arising under this Subscription Agreement, the governing and organizational documents of PubCo or applicable securities laws and other than those imposed by or on Subscriber or Subscriber’s assets), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable, and (ii) as promptly as practicable after the Closing, written notice from PubCo or its transfer agent evidencing the issuance to Subscriber of the Subscribed Shares on and as of the Transaction Closing Date. Notwithstanding the foregoing two sentences, for any Subscriber that informs PubCo (1) that it is an investment company registered under the Investment Company Act of 1940, as amended or (2) that it is advised or sub-advised by an investment adviser subject to regulation under the Investment Advisers Act of 1940, as amended, then, in lieu of the settlement procedures in the foregoing two sentences, the following shall apply: such Subscriber shall initiate funding of the Purchase Price no later than 9:00 a.m. New York City time on the Transaction Closing Date (or as soon as practicable following receipt of evidence from PubCo’s transfer agent reasonably acceptable to the Subscriber of the issuance to Subscriber of the Subscribed Shares on and as of the Transaction Closing Date) by wire transfer of United States dollars in immediately available funds to the account specified by PubCo in the Closing Notice against delivery by PubCo to Subscriber of the Subscribed Shares in book entry form, free and clear of any liens or other restrictions (other than those arising under applicable securities laws and other than those imposed by Subscriber), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable, and evidence from PubCo’s transfer agent reasonably acceptable to the Subscriber of the issuance to Subscriber of the Subscribed Shares on and as of the Transaction Closing Date. In the event that the consummation of the Transaction does not occur within three (3) Business Days after the anticipated Transaction Closing Date specified in the Closing Notice, unless Subscriber otherwise agrees in writing, PubCo shall promptly (but in no event later than four (4) Business Days after the anticipated Transaction Closing Date specified in the Closing Notice) return the funds so delivered by Subscriber to PubCo by wire transfer of United States dollars in immediately available funds to the account specified by Subscriber, and, to the extent that any Subscribed Shares have been delivered to Subscriber, such Subscribed Shares shall be deemed repurchased and any related book entries shall be cancelled. For the avoidance of doubt, unless this Subscription Agreement has been terminated pursuant to Section 8, the return of any funds delivered by Subscriber to PubCo shall not terminate this Subscription Agreement or relieve Subscriber or PubCo of any of their respective obligations hereunder (including Subscriber’s obligation to purchase the Subscribed Shares at the Closing following PubCo’s delivery to Subscriber of a new Closing Notice and satisfaction of the conditions to Closing as set forth herein). For the purposes of this Subscription Agreement, “Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks in New York, New York or Los Angeles, California or governmental authorities in British Columbia, Canada are required or authorized by law to be closed for business.

(c) The Closing shall be subject to the satisfaction or written waiver by each of the parties hereto of the conditions that, on the Transaction Closing Date:

(i) the Subscribed Shares shall have been approved for listing on the Nasdaq Stock Exchange, LLC or the New York Stock Exchange, as applicable (the “Exchange”), subject only to official notice of issuance;

(ii) all conditions precedent to the closing of the Transaction set forth in Article VII of the Business Combination Agreement, including the approval by SEAC’s shareholders, shall have been satisfied or waived as determined by the parties to the Business Combination Agreement but subject to Section 2(e)(iii) (other than those of such conditions precedent that, by their nature, are to be satisfied at the closing of the Transaction, including to the extent that any such condition precedent is, or is dependent upon, the consummation of the transactions contemplated hereby); and

(iii) no governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the Transaction or the transactions contemplated hereby.

(d) The obligation of PubCo to consummate the Closing shall be subject to the satisfaction or written waiver by PubCo and SEAC of the additional conditions that, on the Transaction Closing Date:

(i) all representations and warranties of Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect (as defined below), which representations and warranties shall be true and correct in all respects as so qualified) at and as of the Transaction Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect, which representations and warranties shall be true and correct in all respects as so qualified) as of such earlier date), and consummation of the Closing shall constitute a reaffirmation by Subscriber of each of the representations, warranties and agreements of Subscriber contained in this Subscription Agreement as of the Transaction Closing Date or as of such earlier date, as applicable; and

(ii) Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

(e) The obligation of Subscriber to consummate the Closing shall be subject to the satisfaction or written waiver by Subscriber of the additional conditions that, on the Transaction Closing Date:

(i) each of the representations and warranties of PubCo, SEAC and Lionsgate contained in this Subscription Agreement (i) shall have been true and correct in all material respects when made (except to the extent that any such representation and warranty expressly speaks as of a later date, in which case such representation and warranty shall be true and correct in all material respects as of such later date), except those representations set forth in Sections 3(b), 3(c), 3(e), 3(h), 3(i), 3(k), 3(n), 4(b), 4(c), 4A(b) and 4A(c), shall have been true and correct in all respects when made (except to the extent that any such representation and warranty expressly speaks as of a later date, in which case such representation and warranty shall be true and correct in all respects as of such later date), and (ii) (A) with respect to those representations set forth in Sections 3(b), 3(c), 3(e), 3(h), 3(i), 3(k), 3(n), 4(b), 4(c), 4A(b) and 4A(c), shall be true and correct in all respects at and as of the Transaction Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date) and (B) with respect to all other representations of PubCo and SEAC, shall be true and correct in all material respects (other than representations and warranties that are qualified as to “materiality” or PubCo Material Adverse Effect (as defined below), SEAC Material Adverse Effect (as defined below), which representations and warranties shall be true and correct in all respects as so qualified) at and as of the Transaction Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, PubCo Material Adverse Effect or SEAC Material Adverse Effect, which representations and warranties shall be true and correct in all respects as so qualified) as of such earlier date), and consummation of the Closing shall constitute a reaffirmation by each of PubCo, SEAC and Lionsgate of each of their respective representations, warranties and agreements contained in this Subscription Agreement as of the Transaction Closing Date (or as of such earlier date, as applicable);

(ii) each of PubCo and SEAC shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

(iii) except to the extent consented to in writing by Subscriber, the Business Combination Agreement shall not have been amended or modified, and no condition waived thereunder, in a manner that would reasonably be expected to materially and adversely affect the Subscriber, it being agreed by the parties hereto that any change to the definition of “StudioCo Issuance Equity Value” in the Business Combination Agreement, or a waiver by any party to the Business Combination Agreement of the conditions set forth in Section 7.02(d), 7.02(f) or 7.03(e) (in the case of 7.03(e), only if such waiver leads to Aggregate Transaction Proceeds (as defined in the Business Combination Agreement) being reduced to $315 million or less) of the Business Combination Agreement are deemed to materially and adversely affect the Subscriber and require consent of the Subscriber hereunder;

(iv) the PubCo Common Shares shall have been approved for listing on the Exchange, subject only to official notice of issuance;

(v) PubCo shall have delivered to the Subscriber a certificate of the Secretary of PubCo, dated as of the Transaction Closing Date, in form and substance reasonably satisfactory to the Subscriber, certifying the current versions of the notice of articles and articles of PubCo, and attaching good standing certificates (or substantially equivalent certification), dated within five (5) Business Days of the Transaction Closing Date, from the relevant authorities in its jurisdiction of formation and any other jurisdiction in which PubCo is qualified to do business as of the Transaction Closing Date; and

(vi) If Subscriber so requests, PubCo shall deliver to Subscriber a legal opinion of its U.S. and/or Canadian counsel, as applicable, dated as of the Transaction Closing Date, regarding, in connection with the issuance of the Subscriber Shares, due organization of the Issuer, the valid issuance of the Subscriber Shares, enforceability of the Subscription Agreement, availability of exemptions under applicable securities laws, no conflicts with applicable law or organizational documents, and in form and substance reasonably satisfactory to the Subscriber, executed by such counsel and addressed to the Subscriber and the Other Subscribers.

3. PubCo Representations and Warranties. PubCo represents and warrants to Subscriber that:

(a) (i) As of the date hereof, PubCo (A) is duly organized, validly existing and in good standing under the laws of the Cayman Islands, (B) has the requisite power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Subscription Agreement, (C) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation and only to the extent such concept exists in such jurisdiction) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (i)(C), where the failure to be in good standing would not reasonably be expected to have a PubCo Material Adverse Effect, and (D) was formed for the purpose of the Transaction and is a wholly owned subsidiary of SEAC. (ii) Following the Continuation, PubCo (A) will be duly organized, validly existing and in good standing under the laws of British Columbia, Canada, (B) will have the requisite power and authority to own, lease and operate its properties, to carry on its business as it is then being conducted and to enter into and perform its obligations under this Subscription Agreement, and (C) will be duly licensed or qualified to conduct its business and, if applicable, in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation and only to the extent such concept exists in such jurisdiction) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (ii)(C), where the failure to be in good standing would not reasonably be expected to have a PubCo Material Adverse Effect. For purposes of this Subscription Agreement, a “PubCo Material Adverse Effect” means an event, change, development, occurrence, condition or effect (1) with respect to PubCo and its subsidiaries, taken together as a whole, that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the business, financial condition, shareholders’ equity or results of operations of PubCo and its subsidiaries, taken together as a whole, or (2) that would reasonably be expected to have a material adverse effect on the authority of PubCo to enter into and timely perform its obligations under this Subscription Agreement and to consummate the transactions contemplated hereby, including the issuance and sale of the Subscribed Shares.

(b) The Subscribed Shares will have been duly authorized prior to the Closing and, when issued and delivered to Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement, will be validly issued, fully paid and non-assessable, free and clear of any liens or other restrictions (other than those arising under applicable securities laws and other than those imposed by Subscriber), and will not have been issued in violation of, or subject to, any preemptive or similar rights created under PubCo’s organizational documents (as in effect at the time of such issuance) or the laws of its jurisdiction of incorporation.

(c) This Subscription Agreement has been duly authorized, validly executed and delivered by PubCo, and, assuming the due authorization, execution and delivery of the same by SEAC and Subscriber, this Subscription Agreement shall constitute the valid and legally binding obligation of PubCo, enforceable against PubCo in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights generally and by the availability of equitable remedies.

(d) The execution and delivery of this Subscription Agreement, the issuance and sale of the Subscribed Shares and the compliance by PubCo with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of PubCo pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which PubCo is a party or by which PubCo is bound or to which any of the property or assets of PubCo is subject; (ii) the organizational documents of PubCo; or (iii) assuming the accuracy of the representations and warranties of Subscriber set forth in Section 5, any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over PubCo or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a PubCo Material Adverse Effect.

(e) Assuming the accuracy of the representations and warranties of Subscriber set forth in Section 5, PubCo is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, provincial, local or other governmental authority, self-regulatory organization (including the Exchange) or other person in connection with the execution, delivery and performance of this Subscription Agreement (including, without limitation, the issuance of the Subscribed Shares), other than (i) those required by applicable securities laws, (ii) the filing of the Registration Statement (as defined below) pursuant to Section 6, (iii) the filing of a Notice of Exempt Offering of Securities on Form D with the U.S. Securities and Exchange Commission (the “Commission”) under Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), if applicable, (iv) the filing of a Form 45-106F1 Report of Exempt Distribution in accordance with Canadian securities laws, if applicable, (v) those required by the Exchange, including with respect to obtaining shareholder approval, (vi) those required to consummate the Transaction as provided under the Business Combination Agreement, (vii) those required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable, and (viii) those the failure of which to obtain would not reasonably be expected to have a PubCo Material Adverse Effect.

(f) As of the date hereof, (A) the authorized share capital of PubCo is $40,000, divided into 400,000,000 Class A ordinary shares, par value $0.0001 per share, of which 1 Class A ordinary share was issued and outstanding and (B) all of the issued and outstanding ordinary shares of PubCo have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to preemptive or similar rights. As of the Transaction Closing Date, the authorized share capital of PubCo shall be sufficient to enable PubCo to issue the Subscribed Shares and the PubCo Common Shares to be issued in the Transaction. Except as pursuant to (1) this Subscription Agreement and the Other Subscription Agreements, or (2) the Business Combination Agreement, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from PubCo any ordinary shares or other equity interests in PubCo (collectively, “PubCo Equity Interests”) or securities convertible into or exchangeable or exercisable for PubCo Equity Interests. As of the date hereof, other than MergerCo, PubCo has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. As of the Transaction Closing Date, PubCo will directly own 100% of the assets of Target. There are no shareholder agreements, voting trusts or other agreements or understandings to which PubCo is a party or by which it is bound relating to the voting of any PubCo Equity Interests, other than as contemplated by the Business Combination Agreement. There are no securities or instruments issued by or to which the PubCo is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (x) the Subscribed Shares, (y) the shares to be issued pursuant to any Other Subscription Agreement or (z) any other share capital of PubCo to be issued pursuant to the Transaction.

(g) Except for such matters as have not had or would not be reasonably expected to have a PubCo Material Adverse Effect, there is no (i) suit, action, proceeding or arbitration before any court, governmental authority or arbitrator pending, or, to the knowledge of PubCo, threatened in writing against PubCo, by any person or (ii) judgment, decree, injunction, ruling or order of any court, governmental authority or arbitrator outstanding against PubCo.

(h) Upon the consummation of the Transaction, the issued and outstanding PubCo Common Shares will be registered pursuant to Section 12(b) of the Exchange Act and listed for trading on the Exchange, subject only to official notice thereof.

(i) Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 5, no registration under the Securities Act or qualification under Canadian securities laws is required for the offer and sale of the Subscribed Shares by PubCo to Subscriber.

(j) Neither PubCo nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Subscribed Shares.

(k) PubCo is not, and immediately after receipt of payment for the Subscribed Shares will not be, required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and shall not rely on Section 3(c)(1) or (7) as a basis for being exempt from such registration.

(l) PubCo is in compliance with all applicable laws, except where such non-compliance would not reasonably be expected to have a PubCo Material Adverse Effect. PubCo has not received any written communication from a governmental authority that alleges that PubCo is not in compliance with or is in default or violation of any applicable law, except where such noncompliance, default or violation would not reasonably be expected to have a PubCo Material Adverse Effect.

(m) PubCo is not under any obligation to pay any broker’s fee or commission in connection with the sale of the Subscribed Shares other than to the Placement Agents (as defined herein).

(n) Other than the Other Subscription Agreements, the Business Combination Agreement and any other agreement expressly contemplated by the Business Combination Agreement, PubCo has not entered into any side letter or similar agreement with any Other Subscriber in connection with such Other Subscriber’s contemplated investment in PubCo which provides any rights or benefits to such Other Subscriber that are materially more favorable to such Other Subscriber than the rights and benefits in this Subscription Agreement unless such rights or benefits are also offered to Subscriber; provided, that one or more Other Subscription Agreements may include (i) any rights or benefits granted to an Other Subscriber in connection with such Other Subscriber’s compliance with any law, regulation or policy specifically applicable to such Other Subscriber or in connection with the taxable status of such Other Subscriber, or (ii) any rights or benefits which are personal to an Other Subscriber based solely on its place of organization or headquarters, its organizational form, or other particular restrictions applicable to such Other Subscriber. Subject to the foregoing proviso, (x) the Other Subscription Agreements reflect the same Per Share Price and other material terms with respect to the purchase of PubCo Common Shares that are no more favorable to such Other Subscriber thereunder than the terms of this Subscription Agreement and (y) after the date hereof, no Other Subscription Agreements shall be amended or modified, and no terms or conditions thereof waived, in a manner that materially benefits such Other Subscriber, unless such amendment, modification or waiver is also offered to the Subscriber.

(o) Neither PubCo nor any of its subsidiaries, nor to the knowledge of PubCo, any of their respective directors, officers, agents, employees or controlled affiliates, is (i) subject to any sanctions administered or enforced by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the United Nations Security Council, the government of Canada or any other relevant sanctions authority, (ii) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by OFAC or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (iii) any person operating, organized or resident in a country or territory which is itself currently the subject or target of any sanctions or (iv) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. PubCo has not heretofore engaged in any transaction to lend, contribute or otherwise make available its funds or the funds of any joint venture partner or other person or entity towards any sales or operations in Crimea, Cuba, Iran, North Korea, Syria or any other country or region currently sanctioned by OFAC or other applicable governmental authorities for the purpose of financing the activities of any person or entity currently subject to any U.S. sanctions administered by OFAC or any sanctions administered by any other governmental authority.

(p) As of their respective dates, or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, all reports required to be filed by PubCo with the Commission on or prior to the Transaction Closing Date (the “PubCo SEC Reports”), complied in all material respects with the requirements of the Securities Act and the Exchange Act, and the rules and regulations of the Commission promulgated thereunder as in effect at the time of filing, and none of PubCo SEC Reports, when filed, or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Studio Business (as defined in the Business Combination Agreement) included in the PubCo SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, and fairly present in all material respects, in conformity with U.S. generally accepted accounting principles, the financial position of the Studio Business as of and for the dates thereof and the results of operations and cash flows for the periods then ended, except as otherwise set forth in the notes thereto, and subject, in the case of unaudited statements, to normal, year-end audit adjustments.

(q) All of the written disclosure furnished by or on behalf of PubCo to Subscriber regarding PubCo, Target, the Transaction and the transactions contemplated hereby, including without limitation the Investor Presentation dated November 13, 2023 (the “Investor Presentation”), but excluding any forward-looking statements or projected financial information contained therein, as of the date of such Investor Presentation or as of the date furnished to the Subscriber with respect to other information, was true and correct in all material respects.

(r) (i) To the best of PubCo’s knowledge as of the date hereof, the representations and warranties regarding the Target made by Lionsgate in the Business Combination Agreement are true and correct, as qualified therein and by the disclosure schedules to the Business Combination Agreement and (ii) as of the Closing, PubCo is not aware of any facts that would cause the conditions in Section 7.02(a) of the Business Combination Agreement not to be satisfied as of the Closing.

4. SEAC Representations and Warranties. SEAC represents and warrants to Subscriber that:

(a) SEAC (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) has the requisite power (corporate or otherwise) and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Subscription Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation and only to the extent such concept exists in such jurisdiction) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have a SEAC Material Adverse Effect. For purposes of this Subscription Agreement, a “SEAC Material Adverse Effect” means an event, change, development, occurrence, condition or effect (1) with respect to SEAC and its subsidiaries, taken together as a whole, that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the business, financial condition, shareholders’ equity or results of operations of SEAC and its subsidiaries, taken together as a whole, or (2) that would reasonably be expected to have a material adverse effect on the authority of SEAC to enter into and timely perform its obligations under this Subscription Agreement and to consummate the transactions contemplated hereby.

(b) This Subscription Agreement has been duly authorized, validly executed and delivered by SEAC, and, assuming the due authorization, execution and delivery of the same by PubCo and Subscriber, this Subscription Agreement shall constitute the valid and legally binding obligation of SEAC, enforceable against SEAC in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and by the availability of equitable remedies.

(c) The execution and delivery of this Subscription Agreement and the compliance by SEAC with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of SEAC pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which SEAC is a party or by which SEAC is bound or to which any of the property or assets of SEAC is subject; (ii) the organizational documents of SEAC; or (iii) assuming the accuracy of the representations and warranties of Subscriber set forth in Section 5, any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over SEAC or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a SEAC Material Adverse Effect.

(d) As of their respective dates, or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, all reports required to be filed by SEAC with the Commission on or prior to the Transaction Closing Date (the “SEAC SEC Reports”), complied in all material respects with the requirements of the Securities Act and the Exchange Act, and the rules and regulations of the Commission promulgated thereunder as in effect at the time of filing, and none of SEAC SEC Reports, when filed, or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of SEAC included in SEAC SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, and fairly present in all material respects the financial position of SEAC as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. There are no material outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance of the Commission with respect to any of SEAC SEC Reports.

(e) Except for such matters as have not had and would not be reasonably expected to have a SEAC Material Adverse Effect, there is no (i) suit, action, proceeding or arbitration before a court, governmental authority or arbitrator pending, or, to the knowledge of SEAC, threatened in writing against SEAC, by any person, or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against SEAC.

(f) SEAC is in compliance with all applicable laws, except where such non-compliance would not reasonably be expected to have a SEAC Material Adverse Effect. SEAC has not received any written communication from a governmental authority that alleges that SEAC is not in compliance with or is in default or violation of any applicable law, except where such noncompliance, default or violation would not reasonably be expected to have a SEAC Material Adverse Effect.

(g) Other than the Other Subscription Agreements, the Business Combination Agreement and any other agreement expressly contemplated by the Business Combination Agreement, SEAC has not entered into any side letter or similar agreement with any Other Subscriber in connection with such Other Subscriber’s contemplated investment in PubCo which provides any rights or benefits to such Other Subscriber that are materially more favorable to such Other Subscriber than the rights and benefits in this Subscription Agreement unless such rights or benefits are also offered to Subscriber; provided, that one or more Other Subscription Agreements may include (i) any rights or benefits granted to an Other Subscriber in connection with such Other Subscriber’s compliance with any law, regulation or policy specifically applicable to such Other Subscriber or in connection with the taxable status of such Other Subscriber, or (ii) any rights or benefits which are personal to an Other Subscriber based solely on its place of organization or headquarters, its organizational form, or other particular restrictions applicable to such Other Subscriber. Subject to the foregoing proviso, (x) the Other Subscription Agreements reflect the same Per Share Price and other material terms with respect to the purchase of PubCo Common Shares that are no more favorable to such Other Subscriber thereunder than the terms of this Subscription Agreement and (y) after the date hereof, no Other Subscription Agreements shall be amended or modified, and no terms or conditions thereof waived, in a manner that materially benefits such Other Subscriber, unless such amendment, modification or waiver is also offered to the Subscriber.

(h) All of the written disclosure furnished by or on behalf of SEAC to Subscriber regarding SEAC, PubCo, Target, the Transaction and the transactions contemplated hereby, including without limitation the Investor Presentation, but excluding any forward-looking statements or projected financial information contained therein, as of the date of such Investor Presentation or as of the date furnished to the Subscriber with respect to other information, was true and correct in all material respects.

(i) (i) To the best of SEAC’s knowledge, as of the date hereof, the representations and warranties regarding the Target made by Lionsgate in the Business Combination Agreement are true and correct, as qualified therein and by the disclosure schedules to the Business Combination and (ii) as of the Closing, SEAC is not aware of any facts that would cause the conditions in Section 7.02(a) of the Business Combination Agreement not to be satisfied as of the Closing.

4A. Lionsgate Representations and Warranties. Lionsgate represents and warrants to Subscriber that:

(a) This Subscription Agreement has been duly authorized, validly executed and delivered by Lionsgate, and, assuming the due authorization, execution and delivery of the same by PubCo, SEAC and Subscriber, this Subscription Agreement shall constitute the valid and legally binding obligation of Lionsgate, enforceable against Lionsgate in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and by the availability of equitable remedies.

(b) The execution and delivery of this Subscription Agreement and the compliance by Lionsgate with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Studio Business (as defined in the Business Combination Agreement) pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Lionsgate is a party or by which Lionsgate is bound or to which any of the property or assets of the Studio Business is subject; (ii) the organizational documents of Lionsgate; or (iii) assuming the accuracy of the representations and warranties of Subscriber set forth in Section 5, any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Studio Business or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Studio Material Adverse Effect (as defined in the Business Combination Agreement).

(c) None of LGEC SEC Documents (as defined in the Business Combination Agreement) filed (but not furnished) prior to the date hereof since April 1, 2022, when filed, or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, solely with respect to the Studio Business.

(d) The forward-looking statements or projected financial information contained in the Investor Presentation (subject to the disclaimers and qualifiers set forth therein) were prepared in good faith on a reasonable basis based on the information then available to Lionsgate.

5. Subscriber Representations and Warranties. Subscriber represents and warrants to PubCo and SEAC that:

(a) Subscriber (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and (ii) has the requisite power and authority to enter into and perform its obligations under this Subscription Agreement.

(b) This Subscription Agreement has been duly authorized and validly executed and delivered by Subscriber, and assuming the due authorization, execution and delivery of the same by PubCo and SEAC, this Subscription Agreement shall constitute the valid and legally binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights generally and by the availability of equitable remedies.

(c) The execution and delivery of this Subscription Agreement, the purchase of the Subscribed Shares and the compliance by Subscriber with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject; (ii) the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Subscriber Material Adverse Effect. For purposes of this Subscription Agreement, a “Subscriber Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to Subscriber that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on Subscriber’s ability to timely consummate the transactions contemplated hereby, including the purchase of the Subscribed Shares.

(d) Subscriber (i) is (A) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), or (7) under the Securities Act), or (B) an “accredited investor” (within the meaning of National Instrument 45-106 Prospectus Exemptions), (ii) is acquiring the Subscribed Shares only for its own account and not for the account of others, or if Subscriber is subscribing for the Subscribed Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer or accredited investor (within the meaning of National Instrument 45-106 Prospectus Exemptions) and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Subscribed Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or Canadian securities laws. Subscriber is not an entity formed for the specific purpose of acquiring the Subscribed Shares. Subscriber acknowledges that it has been informed that the offering meets the exemptions from filing under FINRA Rule 5123(b)(1)(C) or (J).

(e) Subscriber and its investment adviser, if applicable, understands that the Subscribed Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and in reliance upon exemptions from the prospectus requirements of applicable Canadian securities laws, and that the Subscribed Shares have not been registered under the Securities Act and that PubCo is not required to register the Subscribed Shares except as set forth in Section 6 of this Subscription Agreement. Subscriber understands that the Subscribed Shares will be “restricted securities” within the meaning of the Securities Act and may not be offered, resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to PubCo or a subsidiary thereof, or (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act and, in each of clauses (i) and (ii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, Canada and foreign jurisdictions, and that any certificates or book-entry statements representing the Subscribed Shares shall contain applicable legends to such effect. As a result of these transfer restrictions, Subscriber understands that Subscriber may not be able to readily resell, offer, pledge or otherwise dispose of the Subscribed Shares and may be required to bear the financial risk of an investment in the Subscribed Shares for an indefinite period of time. Subscriber acknowledges and agrees that the Subscribed Shares will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act until at least one year from the Transaction Closing Date. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Subscribed Shares. In addition, Subscriber understands that PubCo is not, and is under no obligation to become, a “reporting issuer” (as such term is defined in provincial securities legislation) in any jurisdiction of Canada, that the hold period under applicable Canadian securities laws may therefore be indefinite, and that the Subscriber may be unable to sell or otherwise dispose of the Subscribed Shares for an indeterminate period of time, unless such sale occurs pursuant to an effective registration statement under the Securities Act and the sale is made either (i) to a purchaser that is not resident in Canada, or (ii) on or through the facilities of an exchange or market outside Canada and the Subscriber has no reason to believe that the purchaser is resident in Canada.

(f) Subscriber and its investment adviser, if applicable, understands and agrees that Subscriber is purchasing the Subscribed Shares directly from PubCo. Subscriber further acknowledges that there have not been, and Subscriber hereby agrees that it is not relying on, any representations, warranties, covenants or agreements made to Subscriber by PubCo, SEAC, any other party to the Transaction, any Placement Agent (as defined herein), or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of PubCo and SEAC set forth in this Subscription Agreement.

(g) In making its decision to purchase the Subscribed Shares, Subscriber, and its investment adviser, if applicable, has relied solely upon independent investigation made by Subscriber and the representations and warranties of the parties contained in this Subscription Agreement. Subscriber acknowledges and agrees that Subscriber has received or had access to, and had an adequate opportunity to review, such information as Subscriber deems necessary in order to make an investment decision with respect to the Subscribed Shares, including with respect to PubCo, SEAC and the Transaction (including the Target and its subsidiaries (collectively, the “Acquired Companies”)), and has made its own assessment and is satisfied concerning the relevant financial, tax and other economic considerations relevant to Subscribers investment in the Subscribed Shares. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and its professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Subscribed Shares. Subscriber acknowledges that certain information provided to it by SEAC was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. Subscriber further acknowledges that such information and projections were prepared without the participation of the Placement Agents and that the Placement Agents do not assume responsibility for independent verification of, or the accuracy or completeness of, such information or projections. Subscriber acknowledges and agrees that none of Citigroup Global Markets Inc. (“Citi”) and Morgan Stanley & Co. LLC (“Morgan Stanley”), acting as placement agents to SEAC and PubCo (each, a “Placement Agent” and, collectively, the “Placement Agents”), or any affiliate of any Placement Agent, has provided Subscriber with any advice with respect to the Subscribed Shares and that no such advice was necessary or desired. None of the Placement Agents or any of their respective affiliates has made or makes any representation as to SEAC or the Acquired Companies or the quality or value of the Subscribed Shares. Subscriber acknowledges that the Placement Agents and their respective directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to PubCo, SEAC or the Subscribed Shares or the accuracy, completeness or adequacy of any information supplied to Subscriber by SEAC.

(h) Subscriber acknowledges that no disclosure or offering document has been prepared in connection with this offering of the Subscribed Shares by the Placement Agents or any of their affiliates.

(i) Subscriber agrees that none of the Placement Agents shall be liable to the Subscriber (including in contract, tort, under federal or state securities laws or otherwise) for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with this offering of the Subscribed Shares. This undertaking is given freely and after obtaining independent legal advice.

(j) Subscriber, and its investment adviser, if applicable, became aware of this offering of the Subscribed Shares solely by means of direct contact between Subscriber and PubCo or SEAC, or their respective representatives or affiliates, or by means of contact from a Placement Agent, and the Subscribed Shares were offered to Subscriber solely by direct contact between Subscriber and PubCo or SEAC, or their respective representatives or affiliates, or by means of contact from a Placement Agent. Subscriber did not become aware of this offering of the Subscribed Shares, nor were the Subscribed Shares offered to Subscriber, by any other means. Subscriber acknowledges that PubCo represents and warrants that the Subscribed Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state or provincial securities laws.

(k) Subscriber, and its investment adviser, if applicable, acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Subscribed Shares, including those set forth in SEAC’s filings with the Commission. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Subscribed Shares, and Subscriber has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as Subscriber has considered necessary to make an informed investment decision. Subscriber is an institutional account as defined in FINRA Rule 4512(c), and is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities. Subscriber understands and acknowledges that it has been informed that the purchase and sale of the Subscribed Shares hereunder meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b).

(l) Subscriber, and its investment adviser, if applicable, has analyzed and considered the risks of an investment in the Subscribed Shares and determined that the Subscribed Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in PubCo. Subscriber acknowledges specifically that a possibility of total loss of its investment exists.

(m) Subscriber understands and agrees that (i) no federal (U.S. or foreign), state or provincial agency, securities commission or similar regulatory authority has passed upon or endorsed the merits of the offering of the Subscribed Shares or made any findings or determination as to the fairness of this investment, and (ii) PubCo has advised the Subscriber that PubCo is relying on an exemption from the requirements to provide the Subscriber with a prospectus under Canadian securities laws and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by applicable Canadian securities laws, including statutory rights of rescission or damages, will not be available to the Subscriber.

(n) Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by OFAC or in any OFAC List, or a person or entity prohibited by any OFAC sanctions program, (ii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List, (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001 and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Subscribed Shares were legally derived and will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLA”), and the Subscriber acknowledges that PubCo may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s Subscription, on a confidential basis, pursuant to the PCMLA; and Subscriber shall promptly notify PubCo if the Subscriber discovers that any of such representations ceases to be true prior to the Closing, and to provide PubCo with appropriate information in connection therewith.

(o) Subscriber does not have, as of the date hereof, and during the 30-day period immediately prior to the date hereof, Subscriber has not entered into, any “put equivalent position” as such term is defined in Rule 16a-1 under the Exchange Act or end of day short sale positions with respect to the securities of SEAC. Notwithstanding the foregoing, (i) if the Subscriber is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets, the foregoing representation shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the PubCo Common Shares pursuant hereto and (ii) and in the case of a Subscriber whose investment adviser utilized an information barrier with respect to the information regarding the transactions contemplated hereunder after first being contacted by PubCo, SEAC, the Placement Agents or such other person representing SEAC or PubCo, the representation set forth above shall only apply after the point in time when the portfolio manager who manages such Subscriber’s assets was informed of the information regarding the transactions contemplated hereunder and, with respect to the Subscriber’s investment adviser, the representation set forth above shall only apply with respect to any purchases or sales of the securities of PubCo or SEAC on behalf of other funds or investment vehicles for which the Subscriber’s investment adviser is also an investment adviser or sub-adviser after the point in time when the portfolio manager who manages the assets of such other funds or investment vehicles for which the Subscriber’s investment adviser is also an investment adviser or sub-adviser was informed of the information regarding the transactions contemplated hereunder. For the avoidance of doubt, this Section 5(m) shall not apply to ordinary course, non-speculative hedging transactions.

(p) If Subscriber is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Subscriber represents and warrants that neither PubCo, SEAC nor any of their respective affiliates has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Subscribed Shares, and neither PubCo, SEAC nor any of their respective affiliates shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Subscribed Shares.

(q) At Closing, Subscriber will have sufficient funds to pay the Purchase Price pursuant to and in accordance with Section 2(b).

(r) Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including the Placement Agents), other than the representations and warranties of PubCo and SEAC expressly set forth in this Subscription Agreement. Subscriber agrees that no Other Subscriber pursuant to any Other Subscription Agreement shall be liable to any Other Subscriber pursuant to this Subscription Agreement for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Subscribed Shares hereunder.

(s) Subscriber acknowledges and agrees that (a) each Placement Agent is acting solely as the SEAC’s and PubCo’s placement agent in connection with the private placement of the Subscribed Shares and is not acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary of the Subscriber, SEAC or any other person or entity in connection with the private placement of the Subscribed Shares, (b) no Placement Agent has made or will make any representation or warranty, whether express or implied, of any kind or character and has not provided any advice or recommendation in connection with the private placement of the Subscribed Shares, and (c) no Placement Agent will have any responsibility with respect to (i) any representations, warranties or agreements made by any person or entity under or in connection with the private placement of the Subscribed Shares or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) or any thereof, or (ii) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning SEAC, Lionsgate or the Target, or the private placement of the Subscribed Shares.

(t) Subscriber acknowledges that Morgan Stanley is also acting as a financial advisor to Lionsgate in connection with the Transaction. Subscriber further acknowledges that Citi is also acting as exclusive capital markets and financial advisor to SEAC and PubCo in connection with the Transaction.

(u) No broker or finder has acted on behalf of the Subscriber in connection with the purchase of the Subscribed Shares pursuant to this Subscription Agreement in such a way as to create any liability on the part of PubCo, SEAC, Lionsgate, the Target or any of their respective affiliates.

(v) The Subscriber hereby acknowledges and is aware that Citi acted as an underwriter in SEAC’s initial public offering (“IPO”), for which role, Citi received compensation pursuant to the Underwriting

Agreement, dated as of January 5, 2022, by and between SEAC and Citi and Goldman Sachs & Co. LLC, as representatives of the underwriters named therein (“Underwriting Agreement”), and pursuant to which, should a Transaction be consummated, Citi, as an IPO underwriter, may be entitled to receive its portion of the deferred underwriting compensation from SEAC as provided in the Underwriting Agreement.

6. Registration of Subscribed Shares.

(a) PubCo will endeavor to, on or prior to the Transaction Closing Date, and in no event later than thirty (30) calendar days after the Transaction Closing Date (the “Filing Date”) shall, file with the Commission (at PubCo’s sole cost and expense) a registration statement (the “Registration Statement”) registering the resale by Subscriber of the Subscribed Shares, and PubCo shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the Filing Date, but in any event no later than sixty (60) calendar days after the Filing Date (the “Effectiveness Deadline”); provided, that the Effectiveness Deadline shall be extended to ninety (90) calendar days after the Filing Date if the Registration Statement is reviewed by, and comments thereto are provided from, the Commission; provided, further, that PubCo shall have the Registration Statement declared effective within ten (10) Business Days after the date PubCo is notified (orally or in writing, whichever is earlier) by the staff of the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review; provided, further, that (i) if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business and (ii) if the Commission is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended by the same number of Business Days that the Commission remains closed for. PubCo shall provide a draft of the Registration Statement to the Subscriber for review at least five (5) Business Days in advance of the Filing Date, and Subscriber shall provide any comments on the Registration Statement to PubCo no later than the day immediately preceding the Filing Date. Unless otherwise agreed to in writing by the Subscriber prior to the filing of the Registration Statement, the Subscriber shall not be identified as a statutory underwriter in the Registration Statement; provided, that if the Commission requests that Subscriber be identified as a statutory underwriter in the Registration Statement, Subscriber will have the opportunity to withdraw from the Registration Statement upon its prompt written request to PubCo. Notwithstanding the foregoing, if the Commission prevents PubCo from including any or all of the Subscribed Shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Subscribed Shares, such Registration Statement shall register for resale such number of Subscribed Shares which is equal to the maximum number of Subscribed Shares as is permitted by the Commission provided that, (i) if such limitation on the number of Subscribed Shares to be included relates to a specific selling shareholder named in the Registration Statement, the number of Subscribed Shares included in the Registration Statement for such specific selling shareholder shall be reduced first before any other selling shareholder and (ii) if the PubCo Common Shares held by selling shareholders other than the Subscribers are included in the Registration Statement, then the number of PubCo Common Shares held by such other selling shareholders shall be reduced before any Subscribed Shares. In such event, as promptly as practicable after being permitted to register additional shares under Rule 415 under the Securities Act, PubCo shall amend the Registration Statement or file one or more new Registration Statement(s) (such amendment or new Registration Statement shall also be deemed to be a “Registration Statement” hereunder) to register such additional Subscribed Shares and cause such amendment or Registration Statement(s) to become effective as promptly as practicable after the filing thereof.

(b) PubCo agrees that, except for such times as PubCo is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, PubCo will use its commercially reasonable efforts to cause such Registration Statement to remain effective with respect to Subscriber, including to prepare and file any post-effective amendment to such Registration Statement or a supplement to the related prospectus such that the prospectus will not include any untrue statement or a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, until the earlier of (i) five (5) years from the effective date of the Registration Statement, (ii) the date on which Subscriber ceases to hold any Subscribed Shares or (iii) on the first date on which the Subscriber can sell all of its Subscribed Shares (or shares received in exchange therefor) under Rule 144 of the Securities Act without limitation as to the manner of sale or the amount of such securities that may be sold and without the requirement for PubCo to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) (such period, the “Effectiveness Period”). PubCo shall use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable. For so long as the Registration Statement shall remain effective, PubCo will use commercially reasonable efforts to file all reports, and provide all customary and reasonable cooperation, necessary to enable Subscriber to resell the Subscribed Shares pursuant to the Registration Statement, qualify the Subscribed Shares for listing on the Exchange and update or amend the Registration Statement as necessary to include Subscribed Shares. PubCo will use its commercially reasonable efforts to, for so long as the Subscriber holds Subscribed Shares, make and keep public information available (as those terms are understood and defined in Rule 144) and file with the Commission in a timely manner all reports and other documents required of PubCo under the Exchange Act so long as PubCo remains subject to such requirements to enable the Subscriber to resell the Subscribed Shares pursuant to Rule 144.

(c) PubCo’s obligations to include the Subscribed Shares in the Registration Statement are contingent upon Subscriber furnishing in writing to PubCo a selling shareholder questionnaire or such other information concerning the Subscriber as shall be reasonably requested by PubCo as required under applicable law to effect the registration of the Subscribed Shares; provided, that PubCo shall request such information from Subscriber at least five (5) Business Days prior to the anticipated Filing Date of the Registration Statement. In the case of the registration effected by PubCo pursuant to this Subscription Agreement, PubCo shall, upon reasonable request, inform Subscriber as to the status of such registration. Subscriber shall not be entitled to use the Registration Statement for an underwritten offering of Subscribed Shares. Notwithstanding anything to the contrary contained herein, PubCo may delay or postpone filing of such Registration Statement, and from time to time require Subscriber not to sell under the Registration Statement or suspend the use of any such Registration Statement (i) if there is an occurrence or existence of any pending corporate development with respect to PubCo that, after consultation with legal counsel, PubCo’s board of directors reasonably believes may be material and that, in the reasonable determination of the PubCo’s board of directors, makes it not in the best interest of PubCo to allow continued availability of a Registration Statement or any prospectus thereunder, (ii) if there is an occurrence of any event with respect to PubCo that, after consultation with legal counsel, would make any statement made in such Registration Statement untrue in any material respect or that requires any revisions to such Registration Statement so that such Registration Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading, or (iii) due to the filing of a post-effective amendment to a Registration Statement to update the prospectus therein to include the information contained in PubCo’s Annual Report on Form 10-K, which suspensions may extend for the amount of time reasonably required to respond to any comments of the staff of the Commission on such amendment (each such circumstance, a “Suspension Event”); provided, that, with respect to foregoing clause (i), PubCo shall not so delay filing or so suspend the use of the Registration Statement for a period of more than thirty (30) consecutive days or more than two (2) times or more than one hundred and twenty (120) total calendar days, in each case in any three hundred sixty (360) day period, and PubCo shall use commercially reasonable efforts to make such registration statement available for the sale by the Subscriber of such securities as soon as practicable thereafter.

If a Registration Statement covering the Subscribed Shares is not filed with the Commission on or prior to the Filing Date (a “Registration Failure”), then, in addition to any other rights the Subscribers may have hereunder or under applicable law, PubCo will make pro rata payments to each Subscriber of then outstanding Subscribed Shares, as liquidated damages and not as a penalty (the “Registration Liquidated Damages”), in an amount equal to one percent (1.0%) of the aggregate amount invested by such Subscriber for the Subscribed Shares then held by such Subscriber at the end of the initial thirty (30) day period ((or pro rata portion thereof with respect to such initial period) and for each subsequent thirty (30) day period thereafter, one percent (1.0%) of the aggregate amount invested by such Subscriber for the Subscribed Shares then held by such Subscriber for each thirty (30) day period (or pro rata portion thereof with respect to a final period, if any) thereafter until the Registration Failure is cured. The Registration Liquidated Damages shall be paid monthly within ten (10) Business Days of the date of such Registration Failure and the end of each subsequent thirty (30)-day period (or portion thereof with respect to a final period, if any) thereafter until the Registration Failure is cured. Such payments shall be made in cash to each Subscriber then holding Subscribed Shares. Interest shall accrue at the rate of one percent (1%) per month on any such liquidated damages payments that shall not be paid by the applicable payment date until such amount is paid in full. If, other than due to a Force Majeure, (A) a Registration Statement covering the Subscribed Shares is not declared effective by the Commission by the Effectiveness Deadline or (B) after a Registration Statement has been declared effective by the Commission or otherwise becomes effective, sales cannot be made pursuant to such Registration Statement for any reason (including, without limitation, by reason of a stop order or the PubCo’s failure to update such Registration Statement) (each of (A) and (B), a “Maintenance Failure”), then PubCo will make pro rata payments to each Subscriber then holding Subscribed Shares, as liquidated damages and not as a penalty (the “Effectiveness Liquidated Damages” and together with the Registration Liquidated Damages, the “Liquidated Damages”), in an amount equal to one percent (1.0%) of the aggregate amount invested by such Subscriber for the Subscribed Shares then held by such Subscriber at the end of the initial thirty (30) day period ((or pro rata portion thereof with respect to such initial period) and for each subsequent thirty (30) day period thereafter, one percent (1.0%) of the aggregate amount invested by such Subscriber for the Subscribed Shares then held by such Subscriber for each thirty (30)-day period (pro rata for any portion thereof) thereafter until the Maintenance Failure is cured; provided, that no Registration Liquidated Damages shall accrue with respect to a Registration Failure during any period in which Effectiveness Liquidated Damages are accruing. The Effectiveness Liquidated Damages shall be paid monthly within ten (10) Business Days of the end of the date of such Maintenance Failure and each subsequent thirty (30)-day period (pro rata for any portion thereof). Such payments shall be made to each Subscriber then holding Subscribed Shares in cash. Interest shall accrue at the rate of one percent (1.0%) per month on any such liquidated damages payments that shall not be paid by the applicable payment date until such amount is paid in full. Notwithstanding the foregoing, (A) no Liquidated Damages shall be payable with respect to any period after the expiration of the Effectiveness Period (it being understood that this sentence shall not relieve PubCo of any Liquidated Damages accruing prior to the expiration of the Effectiveness Period), (B) in no event shall the aggregate amount of Liquidated Damages payable to Subscriber exceed, in the aggregate, five percent (5.0%) of the aggregate purchase price paid by such Subscriber pursuant to this Subscription Agreement, (C) no Liquidated Damages shall accrue or be payable with respect to any reduction in the number or Subscribed Shares to be included in a Registration Statement due to the application of Rule 415 as set forth in Section 6(a) or Subscriber’s withdrawal of (or decision not to include) the Subscribed Shares from the Registration Statement and (D) no Liquidated Damages shall accrue or be payable with respect to an ongoing Suspension Event, subject to the limitations set forth herein. For the purposes of this Subscription Agreement, a “Force Majeure” means an event beyond the reasonable control of, and not proximately caused by any action of, PubCo or any of its Affiliates which (i) by its nature could not reasonably have been foreseen by the PubCo or any of its Affiliates or (ii) if it could reasonably have been foreseen, was unavoidable, including, for the avoidance of doubt, if the SEC is closed for operations due to a government shutdown or lapse in appropriations.

(d) Upon receipt of any written notice from PubCo of the happening of (i) an issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose, which notice shall be given no later than one (1) Business Day from the date of such event, (ii) any Suspension Event during the period that the Registration Statement is effective, which notice shall be given no later than one (1) Business Day from the date of such Suspension Event, (iii) of the receipt by PubCo of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Subscribed Shares for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; or (iv) of the occurrence of any event or passage of time that makes the financial statements included or incorporated by reference in a Registration Statement ineligible for inclusion or incorporation by reference therein or any statement made in such Registration Statement or prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, prospectus or other documents so that, in the case of such Registration Statement or the prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading, the Subscriber agrees that (1) it will immediately discontinue offers and sales of the Subscribed Shares under the Registration Statement until the Subscriber receives copies of a supplemental or amended prospectus (which PubCo agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or supplement has been filed or unless otherwise notified by PubCo that it may resume such offers and sales, and (2) it will maintain the confidentiality of, and will not use, any information included in such written notice delivered by PubCo, except that the Subscriber may disclose such information solely to the extent required by law, subpoena or regulatory request or requirement. Notwithstanding anything to the contrary set forth herein, PubCo shall not, when so advising Subscriber of such events, provide Subscriber with any material, non-public information regarding PubCo (or if such notice would constitute material, non-public information regarding PubCo, shall only provide such notice to the representation specified by the Subscriber to receive such notices). If so directed by PubCo, the Subscriber will deliver to PubCo or, in the Subscriber’s sole discretion destroy, all copies of the prospectus covering the Subscribed Shares in the Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Subscribed Shares shall not apply (x) to the extent the Subscriber is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (y) to copies stored electronically on archival servers as a result of automatic data back-up.

(e) Subscriber may deliver written notice (an “Opt-Out Notice”) to PubCo requesting that Subscriber not receive notices from PubCo otherwise required by this Section 6; provided, however, that Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Subscriber (unless subsequently revoked), (i) PubCo shall not deliver any such notices to Subscriber and Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to Subscriber’s intended use of an effective Registration Statement, Subscriber will notify PubCo in writing at least two (2) Business Days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 6(e)) and the related suspension period remains in effect, PubCo will so notify Subscriber, within two (2) Business Days of Subscriber’s notification to PubCo, by delivering to Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide Subscriber with the related notice of the conclusion of such Suspension Event promptly following its availability.

(f) For purposes of this Section 6 of this Subscription Agreement, (i) “Subscribed Shares” shall mean, as of any date of determination, the Subscribed Shares (as defined in the recitals to this Subscription Agreement) and any other equity security issued or issuable with respect to the Subscribed Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, or replacement (excluding, for the avoidance of doubt, any PubCo Common Shares or other equity securities acquired in any other manner), and (ii) “Subscriber” shall include any person to which the rights under this Section 6 shall have been duly assigned pursuant to this Subscription Agreement.

(g) PubCo shall indemnify and hold harmless Subscriber (to the extent Subscriber is a seller under the Registration Statement), the officers, directors, members, managers, partners, agents, investment advisors and employees of Subscriber, each person who controls Subscriber (within the meaning of the Securities Act or Exchange Act) and the officers, directors, members, managers, partners, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all reasonable out-of-pocket losses, claims, damages, liabilities, costs (including, without limitation, reasonable and documented attorneys’ fees) and expenses (collectively, “Losses”) that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Subscriber furnished in writing to PubCo by or on behalf of Subscriber expressly for use therein or that Subscriber has omitted a material fact from such information. PubCo shall notify Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 6 of which PubCo is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Subscribed Shares by Subscriber. Notwithstanding the forgoing, PubCo’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of PubCo (which consent shall not be unreasonably withheld or delayed).

(h) Subscriber shall, severally and not jointly with any Other Subscriber in the offering contemplated by this Subscription Agreement or selling shareholder named in the Registration Statement, indemnify and hold harmless PubCo, its directors, officers, members, managers, partners, agents and employees, each person who controls PubCo (within the meaning of the Securities Act and Exchange Act), and the directors, officers, members, managers, partners, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Subscriber furnished in writing to PubCo by or on behalf of Subscriber expressly for use therein or Subscriber has omitted a material fact from such information. Subscriber shall notify PubCo promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 6 of which Subscriber is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Subscribed Shares by Subscriber. In no event shall the liability of Subscriber exceed the dollar amount of the net proceeds received by Subscriber upon the sale of the Subscribed Shares giving rise to such indemnification obligation. Notwithstanding the forgoing, Subscriber’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of Subscriber (which consent shall not be unreasonably withheld or delayed).

(i) Any person or entity entitled to indemnification herein shall (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (B) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or, in the exercise of the indemnifying party’s rights under clause (B) above, elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement), which settlement shall not include a statement or admission of fault and culpability on the part of such indemnified party, and which settlement shall include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(j) The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of the Subscribed Shares purchased pursuant to this Subscription Agreement.

(k) If the indemnification provided under this Section 6 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, however, that the liability of the Subscriber shall not exceed, when combined with any amounts owing under Section 6(h), the dollar amount of the net proceeds received by the Subscriber from the sale of Subscribed Shares giving rise to such contribution obligation. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in this Section 6, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 6(k) from any person or entity who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary herein, in no event will any party be liable for consequential, special, exemplary or punitive damages in connection with this Subscription Agreement or the transactions contemplated hereby.

7. Other Covenants.

(a) Once a Registration Statement covering the resale of the PubCo Common Shares is declared effective, PubCo shall remove all restrictive legends, and PubCo shall provide its transfer agent (the “Transfer Agent”) a blanket opinion of counsel permitting such removal. In addition to the foregoing, in connection with any sale or other disposition of the Subscribed Shares by the Subscriber pursuant to Rule 144 or National Instrument 45-102 Resale of Securities, if requested by the Subscriber, PubCo shall cause its Transfer Agent to remove any restrictive legends related to the book entry account holding such Subscribed Shares and make a new, unlegended entry for such book entry shares sold or disposed of without restrictive legends within two (2) trading days of any such request therefor from the Subscriber; provided that PubCo and the Transfer Agent have timely received from the Subscriber customary representations and documentation reasonably acceptable to PubCo and the Transfer Agent in connection therewith. Subject to receipt from the Subscriber by PubCo and the Transfer Agent of such customary representations and documentation reasonably acceptable to PubCo and the Transfer Agent in connection therewith, the Subscriber may request that PubCo remove any legend from the book entry position evidencing its Subscribed Shares and PubCo will, if required by the Transfer Agent, use its commercially reasonable efforts to cause an opinion of PubCo’s counsel be provided, in a form reasonably acceptable to the Transfer Agent, to the effect that the removal of such restrictive legends in such circumstances may be effected under the Securities Act or National Instrument 45-102 Resale of Securities, following the earliest of such time as such Subscribed Shares are subject to or are about to be sold pursuant to Rule 144 or in accordance with or National Instrument 45-102 Resale of Securities. If restrictive legends are no longer required for such Subscribed Shares pursuant to the foregoing, PubCo shall, in accordance with the provisions of this section and within three (3) trading days of any request therefor from the Subscriber accompanied by such customary representations and documentation referred to above establishing that restrictive legends are no longer required, deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry shares and an opinion of PubCo counsel, if required. PubCo shall be responsible for the fees of its Transfer Agent, its legal counsel and all DTC fees associated with any actions taken pursuant hereto with respect to any legend removal and reissuance.

(b) Subscriber hereby agrees that, from the date of this Subscription Agreement until the earlier of the Closing or the termination of this Subscription Agreement in accordance with its terms, none of Subscriber or any person or entity acting on behalf of Subscriber or pursuant to any understanding with Subscriber will engage, directly or indirectly, in any Short Sales with respect to securities of SEAC or PubCo, as applicable. For purposes of this Section 7(b), “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers. Notwithstanding the foregoing, if the Subscriber is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets, the foregoing representation shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the PubCo Common Shares pursuant hereto.

8. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) such date and time as the Business Combination Agreement is terminated in accordance with its terms, (b) the mutual written agreement of the parties hereto to terminate this Subscription Agreement, (c) if any of the conditions to Closing set forth in Section 2 are not satisfied or waived as of the Transaction Closing Date and, as a result thereof, the transactions contemplated by this Subscription Agreement will not be and are not consummated as of the Transaction Closing Date, and (d) the date that is 60 days after the Outside Date (as defined in the Business Combination Agreement as in effect on the date hereof, without giving effect to the extension set forth in

Section 8.01(b)(x) of the Business Combination Agreement or to any amendment, modification or waiver of any provision thereof that would have the effect of extending the Outside Date to a later time); provided, that nothing herein will relieve any party hereto from liability for any willful breach hereof prior to the time of termination, and each party hereto will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. PubCo shall notify Subscriber of the termination of the Business Combination Agreement promptly after the termination thereof. Upon the termination of this Subscription Agreement in accordance with this Section 8, any Purchase Price paid by the Subscriber to PubCo in connection herewith shall be promptly returned to the Subscriber within two (2) Business Days of such termination.

9. Trust Account Waiver. Subscriber hereby acknowledges that SEAC has established a trust account (the “Trust Account”) containing the proceeds of its IPO and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of SEAC’s public shareholders and certain other parties (including the underwriters of the IPO). For and in consideration of SEAC entering into this Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Subscriber hereby (i) agrees that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets held in the Trust Account, and shall not make any claim against the Trust Account, that arises as a result of, in connection with or relating in any way to this Subscription Agreement, regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”), (ii) irrevocably waives any Released Claims that it may have against the Trust Account now or in the future as a result of, or arising out of, this Subscription Agreement, and (iii) will not seek recourse against the Trust Account for any Released Claims; provided, however, that nothing in this Section 9 shall be deemed to limit any Subscriber’s right to distributions from the Trust Account in accordance with the SEAC Articles in respect of any redemptions by Subscriber of any Class A Ordinary Shares of SEAC (the “SEAC Class A Ordinary Shares”) it acquired by any means other than pursuant to this Subscription Agreement. Subscriber acknowledges and agrees that such irrevocable waiver is a material inducement to SEAC to enter into this Subscription Agreement, and further intends and understands such waiver to be valid, binding, and enforceable against Subscriber in accordance with applicable law. Notwithstanding anything in this Subscription Agreement to the contrary, the provisions of this Section 9 shall survive termination of this Subscription Agreement.

10. Miscellaneous.

(a) The provisions of this Subscription Agreement shall be interpreted in accordance with the following definitions, which shall apply equally to the singular and plural forms of the terms defined. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The verb form of the word “will” shall be construed to have the same meaning and effect as the word “shall.” The words “or” and “any” shall not be construed to be disjunctive but not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” References to “$” or “dollars” shall mean United States dollars. Unless the context requires otherwise, (i) references to any statute, rule or regulation shall be deemed to refer to such statute, rule or regulation as amended or supplemented from time to time, including through the promulgation of rules or regulations thereunder; (ii) the words “herein,” “hereto,” “hereby,” “hereof” and “hereunder” and words of similar import shall be construed to refer to this Subscription Agreement in its entirety and not to any particular provision hereof; and (iii) references to “Sections” shall be construed to refer to sections of this Subscription Agreement. “Writing”, “written” and comparable terms shall be deemed to refer to printing, typing or any other means (including e-mail and other electronic or digital media) of reproducing words in a visible form. Unless otherwise specified, the reference date for purposes of calculating any period shall be excluded from such calculation, but any period “from” or “through” a specified date shall commence or end, as applicable, on such specified date. Each party hereto acknowledges and agrees that it has been represented by legal counsel during, and has participated jointly with the other party hereto in, the negotiation and execution of this Subscription Agreement and waives the application of any law or rule of construction providing that ambiguities in a contract or other document or any provision thereof will be construed against the party that drafted such contract or other document or provision thereof.

(b) All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given, delivered and received (i) when delivered personally to the recipient, (ii) when sent by electronic mail, with no mail undeliverable or other rejection notice, on the date of transmission to such recipient if sent on a Business Day prior to 5:00 p.m. New York City time, or on the Business Day following the date of transmission, if sent on a day that is not a Business Day or after 5:00 p.m. New York City time on a Business Day, (iii) one (1) Business Day after being sent via overnight mail to the recipient by reputable overnight courier service (charges prepaid), or (iv) four (4) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified on the signature page hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 10(b).

(c) Prior to the Closing, Subscriber agrees to promptly notify the other parties hereto if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of Subscriber set forth herein are no longer accurate in all material respects. Prior to the Closing, each of Lionsgate, PubCo and SEAC agree to promptly notify Subscriber if it becomes aware of any failure of any of its representations or warranties set forth herein to be true and correct, or any failure to perform or comply with any of its covenants set forth herein, in each case, such that the condition specified in Section 2(e)(i) or Section 2(e)(ii) would not be satisfied on the Transaction Closing Date.

(d) Each of PubCo, SEAC, Lionsgate, the Target, the Placement Agents and Subscriber is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(e) Each party hereto shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated hereby.

(f) Neither this Subscription Agreement nor any rights that may accrue to Subscriber hereunder (other than the Subscribed Shares acquired hereunder, if any) may be transferred or assigned by Subscriber. Neither this Subscription Agreement nor any rights that may accrue to Lionsgate, PubCo or SEAC hereunder may be transferred or assigned (provided, that, for the avoidance of doubt, Lionsgate, PubCo and SEAC may transfer the Subscription Agreement and their rights hereunder in connection with the consummation of the Transaction, including in connection with the Continuation and the Amalgamations). Notwithstanding the foregoing, Subscriber may assign its rights and obligations under this Subscription Agreement to one or more funds or accounts managed by the investment manager or investment advisor that manages Subscriber (or an affiliate that controls, is controlled by or is under common control with such investment manager or investment advisor) or, with the prior written consent of the other parties hereto, to another person, provided, in each case, that any assignee agrees in writing to be bound by the terms hereof as if it were an original party hereto and that no such assignment shall relieve the assigning Subscriber of its obligations hereunder if any such assignee fails to perform such obligations.

(g) All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

(h) Prior to Closing, PubCo may request from Subscriber such additional information as it may deem reasonably necessary to evaluate the eligibility of Subscriber to acquire the Subscribed Shares, and Subscriber shall provide such information as may be reasonably requested, to the extent reasonably available; provided that PubCo agrees to keep any such information provided by Subscriber confidential, except (A) as required by the federal securities laws, rules or regulations, (B) as requested by the staff of the Commission and (C) to the extent such disclosure is required by other laws, rules or regulations, any order of a governmental authority or under the rules or regulations of the Exchange. Subscriber acknowledges that PubCo and SEAC will file a form of this Subscription Agreement with the Commission as an exhibit to a current or periodic report or a registration statement.

(i) This Subscription Agreement may not be amended, modified, waived or terminated (other than as provided by and in accordance with Section 8) except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification, waiver, or termination is sought; provided, that, any amendment, modification, waiver or termination provided by SEAC or PubCo shall require the prior written consent of Lionsgate.

(j) This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, between the parties hereto, with respect to the subject matter hereof.

(k) This Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(l) If any provision of this Subscription Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(m) This Subscription Agreement may be executed and delivered in one or more counterparts (including by facsimile or any other form of electronic delivery (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or other transmission method)) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(n) This Subscription Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person except as expressly provided herein; provided, however, that the Placement Agents shall be intended third party beneficiaries of the representations and warranties of PubCo in Section 3 hereof, SEAC in Section 4 hereof and of Subscriber in Section 5 hereof and of the provisions of Section 10 hereof applicable to it.

(o) The parties hereto agree that irreparable damage may occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached and that money or other legal remedies would not be adequate remedy for such damage. It is accordingly agreed that the parties hereto shall be entitled to seek equitable relief, including in the form of an injunction or injunctions to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The parties hereto further acknowledge and agree: (x) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy; (y) not to assert that a remedy of specific enforcement pursuant to this Section 10(o) is unenforceable, invalid, contrary to applicable law or inequitable for any reason; and (z) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

(p) This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other jurisdiction.

(q) EACH PARTY HERETO AND ANY PERSON IDENTIFIED AS A THIRD PARTY BENEFICIARY HEREUNDER HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY HERETO AGAINST ANY OTHER PARTY HERETO, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES HERETO AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS SUBSCRIPTION AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SUBSCRIPTION AGREEMENT.

(r) The parties hereto agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Subscription Agreement must be brought exclusively in the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware or, in the event each federal court within the State of Delaware declines to accept jurisdiction over a particular matter, any state court within the State of Delaware) (collectively the “Designated Courts”). Each party hereto hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this Subscription Agreement may be brought in any other forum. Each party hereto hereby irrevocably waives all claims of immunity from jurisdiction and any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. Each of the parties hereto also agrees that delivery of any process, summons, notice or document to a party hereof in compliance with Section 10(b) of this Subscription Agreement shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which the parties hereto have submitted to jurisdiction as set forth above.

(s) SEAC shall, by 9:00 a.m., New York City time, on the first (1st) Business Day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated hereby (and by the Other Subscription Agreements), the Transaction and any other material, non-public information (including, for the avoidance of doubt, with respect to Lionsgate) that the Placement Agents or PubCo or SEAC (or any of PubCo’s or SEAC’s officers, directors or employees) has provided to Subscriber at any time prior to the filing of the Disclosure Document. Upon the issuance of the Disclosure Document, to SEAC’s knowledge, Subscriber shall not be in possession of any material, non-public information received from SEAC or any of its officers, directors or employees or the Placement Agents. Notwithstanding the foregoing, SEAC shall not publicly disclose the name of Subscriber, the investment adviser of Subscriber, or any of their respective affiliates, or include the name of Subscriber, the investment adviser of Subscriber, or any of their respective affiliates (i) in any press release or marketing materials without the prior written consent (including by e-mail) of Subscriber or (ii) in any filing with the Commission or any regulatory agency or trading market, without the prior written consent (including by e-mail) of Subscriber, except as required by the applicable securities laws, rules or regulations and to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the rules or regulations of the Exchange, in which case SEAC shall, to the extent legally permissible, provide Subscriber with prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with Subscriber regarding such disclosure. Subscriber will promptly provide any information reasonably requested by either PubCo, SEAC, Lionsgate or the Target for any regulatory application or filing made or approval sought in connection with the Transaction (including filings with the Commission).

(t) The obligations of Subscriber under this Subscription Agreement are several and not joint with the obligations of any Other Subscriber or any other investor under the Other Subscription Agreements, and Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscriber under this Subscription Agreement or any Other Subscriber or other investor under the Other Subscription Agreements. The decision of Subscriber to purchase Subscribed Shares pursuant to this Subscription Agreement has been made by Subscriber independently of any Other Subscriber or any other investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of PubCo, SEAC or any of their respective subsidiaries which may have been made or given by any Other Subscriber or investor or by any agent or employee of any Other Subscriber or investor, and neither Subscriber nor any of its agents or employees shall have any liability to any Other Subscriber or investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Subscription Agreement, and no action taken by Subscriber, any Other Subscriber or other investor pursuant hereto or thereto, shall be deemed to constitute Subscriber and any Other Subscriber or other investor as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscriber and any Other Subscriber or other investor are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other Subscription Agreements. Subscriber acknowledges that no Other Subscriber has acted as agent for Subscriber in connection with making its investment hereunder and no Other Subscriber will be acting as agent of Subscriber in connection with monitoring its investment in the Subscribed Shares or enforcing its rights under this Subscription Agreement. Subscriber shall be entitled to independently protect and enforce its rights, including the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Subscriber or investor to be joined as an additional party in any proceeding for such purpose.

11. Open Market Purchases.

(a) In the event Subscriber elects to purchase SEAC Class A Ordinary Shares for its own account pursuant to open-market transactions at a price of less than the Redemption Price per share with third parties (the “Open-Market Purchase Shares”) after the date hereof and prior to the record date established for voting at the extraordinary general meeting of shareholder of SEAC held to approve the Transactions (the “SEAC Shareholder Meeting”), and/or (ii) to the extent Subscriber elects to apply any SEAC Class A Ordinary Shares it beneficially owns as of the date of this Subscription Agreement (the “Currently Owned Shares”, with such number of Currently Owned Shares not to exceed the amount listed on the signature page hereto), the number of Subscribed Shares that Subscriber shall be obligated to purchase pursuant to this Subscription Agreement, may be reduced on a one-for-one basis, at Subscriber’s election, by up to the total number of Subscribed Shares subscribed for by Subscriber pursuant to the terms of this Subscription Agreement (the “Reduction Right”); in each case, subject to Subscriber agreeing, (i) with respect to the Open-Market Purchase Shares, to (A) not sell or otherwise transfer such Open-Market Purchase Shares prior to the consummation of the Transactions, (B) not vote any Open-Market Purchase Shares in favor of approving the Transactions and instead submit a proxy abstaining from voting thereon, and (C) to the extent it has the right to have any of its Open-Market Purchase Shares redeemed for cash in connection with the consummation of the Transactions, not exercise any such redemption rights (collectively, the “Open-Market Purchase Reduction Conditions”), and (ii) with respect to the Currently Owned Shares, to (A) not sell or otherwise transfer such Currently Owned Shares prior to the consummation of the Transactions, (B) vote all of its Currently Owned Shares in favor of approving the Transactions at the SEAC Shareholder Meeting, and (C) to the extent it has the right to have any of its Currently Owned Shares redeemed for cash in connection with the consummation of the Transactions, not exercise any such redemption rights (the “Currently Owned Shares Reduction Conditions”).

(b) Subscriber shall, no later than one (1) Business Day after the Record Date, deliver a certificate (the “Certificate”) to SEAC, signed by Subscriber, certifying: (i) the number of Subscribed Shares for which Subscriber has elected to exercise its Reduction Right, including the number of Open-Market Purchase Shares and Currently Owned Shares so elected, and (ii)(x) with respect to any such Open-Market Purchase Shares, (1) the date of such Open-Market Purchase, (2) the price per share at which such Open-Market Purchase Shares were purchased by Subscriber, and (3) an affirmation that Subscriber has and will comply with the Open-Market Purchase Reduction Conditions, and (y) with respect to any such Currently Owned Shares, an affirmation that Subscriber has and will comply with the Currently Owned Shares Reduction Conditions. In the event that subsequent to exercising its Reduction Right, Subscriber desires to lower the number of Subscribed Shares subject to such reduction (i.e., increase the number of Subscribed Shares to be purchased pursuant to this Subscription Agreement), Subscriber may so amend the Certificate with the consent of SEAC. Notwithstanding anything to the contrary in the foregoing, no later than three (3) Business Days prior to the anticipated Transaction Closing Date as set forth in the Closing Notice, Subscriber shall reaffirm to the SPAC in writing that the certifications included in the Certificate are true and correct, and shall provide SEAC with such other information as it may reasonably request in order for SEAC to issue the Reduction Right Shares to Subscriber prior to the SEAC Merger including, without limitation, the legal name of the person in whose name the Reduction Right Shares are to be issued and a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8.

(c) In consideration of Subscriber’s performance of its obligations set forth in Sections 11(a) and (b) hereto, for every Open-Market Purchase Share and/or Currently Owned Share for which Subscriber exercises its Reduction Right, Subscriber will be entitled to purchase 0.1111 newly issued SEAC Class A Ordinary Shares (the “Reduction Right Shares”), at a purchase price of $0.0001 per share, which Reduction Right Shares will be issued by SEAC to Subscriber prior to the SEAC Merger and will contain restrictive legends similar to the Subscribed Shares. No fractional Reduction Right Shares will be issued to Subscriber in connection with the foregoing, but rather the aggregate number of Reduction Right Shares to be issued hereunder will be rounded down to the nearest whole number. In the event that any Reduction Right Shares have been issued to Subscriber but the Transaction does not close, unless SEAC (or PubCo, if applicable) otherwise agrees in writing, such Reduction Right Shares shall be deemed repurchased for no consideration and any related book entries shall be cancelled. Any Reduction Right Shares issued pursuant to this Subscription Agreement will be considered “Subscribed Shares” for purposes of Section 6 hereof.

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IN WITNESS WHEREOF, each of the undersigned has executed, or caused to be executed by its duly authorized representative, this Subscription Agreement as of the date first set forth above.

SCREAMING EAGLE ACQUISITION CORP.

By:
Name:
Title:
Address for Notices:

SEAC II CORP.

By:
Name:
Title:
Address for Notices:

LIONS GATE ENTERTAINMENT CORP.

By:
Name:
Title:
Address for Notices:

[Signature Page to PIPE Subscription Agreement]

IN WITNESS WHEREOF, Subscriber has executed, or caused to be executed by its duly authorized representative, this Subscription Agreement as of the date first set forth above.

Name of Subscriber:

By:
Name:
Title:

Name in which Subscribed Shares are to be registered (if different):

Subscriber’s EIN or Social Insurance Number (if applicable):

Business Address-Street:

City, State, Zip OR Province, Postal Code:

Attn:

Telephone No.:
Email for notices:

Number of Subscribed Shares subscribed for:

Aggregate Purchase Price: $

[Number of Currently Owned Shares owned on the date hereof : [•]]

Register the Subscribed Shares as set forth below:

(Name)

(Account reference, if applicable)

(Address)